AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 3, 2001

                                                  File No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933 /X/


                                    TIP FUNDS


               (Exact Name of Registrant as Specified in Charter)
                          c/o The CT Corporation System
                                 2 Oliver Street
                           Boston, Massachusetts 02109
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (610) 251-0268

                     (Name and Address of Agent for Service)

                               JOHN H. GRADY, JR.
                        TURNER INVESTMENT PARTNERS, INC.
                          1235 WESTLAKES DR., SUITE 350
                         BERWYN, PENNSYLVANIA 19312-2414

                                   Copies to:

         JAMES W. JENNINGS, ESQUIRE                W. JOHN MCGUIRE, ESQUIRE
         MORGAN, LEWIS & BOCKIUS LLP               MORGAN, LEWIS & BOCKIUS LLP
         1701 MARKET STREET                        1800 M STREET NW
         PHILADELPHIA, PENNSYLVANIA  19103         WASHINGTON, DC  20036


It is proposed that this filing will become effective on August 2, 2001 pursuant to Rule 488.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

TIP FUNDS

Cross Reference Sheet

ITEMS REQUIRED BY FORM N-14

Part A. Information Required in         Registration Statement Heading
Prospectus

Item 1. Beginning of Registration       Cover Page of Registration Statement
Statement and Outside Front Cover
Page of Prospectus

Item 2. Beginning and Outside Back      Table of Contents
Cover Page of Prospectus

Item 3. Synopsis and Risk Factors       Synopsis; Comparison of the Investment
                                        Objectives, Policies, Risks and Fees

Item 4. Information About the           Synopsis; Reasons for the
Transaction                             Reorganization; Information Relating to
                                        the Reorganization; Plan of
                                        Reorganization

Item 5. Information About the           Prospectus Cover Page; Synopsis; Reasons
Registrant                              for the Reorganization; Comparison of
                                        Investment Objectives, Policies, Risks
                                        and Fees; Additional Information About
                                        the Funds; Fund Transactions;
                                        Shareholder Rights

Item 6. Information About the           Prospectus Cover Page; Synopsis; Reasons
Company Being Acquired                  for the Reorganization; Information
                                        Relating to the Reorganization;
                                        Description of TIP Funds; Comparison of
                                        Investment Objectives, Policies, Risks
                                        and Fees; Fund Transactions; Shareholder
                                        Rights

Item 7. Voting Information              Prospectus Cover Page; Notice of Special
                                        Meeting of Shareholders; Synopsis; Plan
                                        of Reorganization

Item 8. Interest of Certain Persons     Voting on the Reorganization Plan
and Experts

Item 9. Additional Information          Inapplicable
Required for Reoffering by
Persons Deemed to be Underwriters

Part B. Information Required in a
Statement of Additional Information

Item 10. Cover Page                     Cover Page

Item 11. Table of Contents              Table of Contents

Item 12. Additional Information         Incorporated by Reference to the
About the Registrant                    Registrant's Prospectus and SAI attached
                                        as Exhibits to this Filing

Item 13. Additional Information         Incorporated by Reference to the Fund's
About the Company Being Acquired        Prospectus and SAI attached as Exhibits
                                        to this Filing

Item 14. Financial Statements           Incorporated by Reference to the Fund's
                                        Prospectus and SAI attached as Exhibits
                                        to this Filing

Part C. Other Information

Item 15. Indemnification                Indemnification

Item 16. Exhibits                       Exhibits

Item 17. Undertakings                   Undertakings

                                    TIP FUNDS
                      TURNER WIRELESS & COMMUNICATIONS FUND

Dear Shareholder:

     A Special Meeting of shareholders of the Turner Wireless & Communications Fund (the "Communications Fund") of TIP Funds (the "Trust") has been scheduled for Thursday, September 13, 2001 ("Special Meeting"). If you are a shareholder of record as of the close of business on Friday, July 20, 2001, you are entitled to vote at the Special Meeting and at any adjournment thereof.

     While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card. Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You may also vote over the Internet or by telephone by following the enclosed instructions to utilize those methods of voting.

     The attached Prospectus/Proxy Statement is designed to give you information relating to the proposal upon which you will be asked to vote. The Board of Trustees of the Trust (the "Board") is recommending that you approve a reorganization of the Communications Fund (the "Reorganization") under which the Communications Fund will be combined with and into the Turner New Enterprise Fund (the "New Enterprise Fund") (formerly, the Turner B2B E-Commerce Fund), another series of the Trust. The Communications and New Enterprise Funds are each a "Fund," and together the "Funds." In light of the Communication Fund's small asset size, lack of expected growth, and lack of economies of scale, the Board believes that it is in the best interests of the Fund's shareholders to reorganize it into the New Enterprise Fund.

     In unanimously approving the proposed Reorganization, the Board considered a variety of factors including: (i) the compatibility of the Funds' objectives and policies; (ii) the expense ratios of the Funds; (iii) potential economies of scale; and (iv) the fact that the Reorganization will not result in federal income tax consequences for shareholders of either Fund. Assuming approval by shareholders of the Communications Fund, each holder of shares of the Communications Fund will receive a number of shares of the New Enterprise Fund equal in dollar value of the Communications Fund owned by such holder at the time of the combination (the "Reorganization"). As further explained in the accompanying Prospectus/Proxy Statement, Turner Investment Partners, Inc. manages the assets of both Funds. The Board has recommended approval of the combination, and we encourage you to support the recommendation to approve the proposal.

     While shareholders of the Communications Fund are considering the proposal to reorganize it with and into the New Enterprise Fund, the shareholders of the New Enterprise Fund are being asked to remove a fundamental investment policy of the New Enterprise Fund so the Fund will no longer be required to invest at least 25% of its investments in the stocks of companies in business-to-business electronic commerce industries. Regardless of the outcome of
that  vote,  the  Reorganization   will  proceed  as  planned,  if  approved  by
shareholder vote. The New Enterprise Fund will invest in companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed.

     Your vote is important to us. Please do not hesitate to call 1-800-224-6312 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Turner Wireless & Communications Fund.

                                               Sincerely,

                                               Stephen J. Kneeley,
                                               President

INFORMATION ABOUT YOUR PROSPECTUS/PROXY STATEMENT

Q.   WHY AM I RECEIVING THIS PROSPECTUS/PROXY STATEMENT?

A.   TIP Funds  (the  "Trust")  seeks your  approval  of a  reorganization  (the
     "Reorganization") of the Turner Wireless & Communications Fund (the "Communications Fund") with and into the Turner New Enterprise Fund (the "New Enterprise Fund"). The Trust's Board of Trustees recommends approval of the Reorganization because it believes that the combined New Enterprise Fund will more appropriately serve the needs of shareholders.

Q. WHY IS THE BOARD OF TRUSTEES RECOMMENDING THAT THE COMMUNICATIONS FUND REORGANIZE WITH AND INTO THE NEW ENTERPRISE FUND?

A. When the Communications Fund and the New Enterprise Fund (formerly, the Turner B2B E-Commerce Fund) first started, we believed that the wireless and communications and the B2B electronic commerce sectors were substantial and robust enough to support two separate mutual funds that concentrated their investments in each of these sectors. Because of recent downturns in both of these sectors, we have concluded that, although there are still substantial investment opportunities in each sector, there are not enough viable issuers in either sector to support a separate concentrated mutual fund. Consequently, the Board of Trustees of the Trust has approved a plan to change the B2B E-Commerce Fund to the New Enterprise Fund and reorganize the Communications Fund with and into the New Enterprise Fund.

Q.   HOW WILL THE REORGANIZATION WORK?

A. Pursuant to the Plan of Reorganization, the Communications Fund will transfer all of its assets and liabilities to the New Enterprise Fund, another series of the Trust, in return for shares of the New Enterprise Fund of equal value. The Communications Fund will distribute the New Enterprise Fund shares received by it to its shareholders in a liquidating distribution. Shareholders of the Communications Fund will effectively be converted into shareholders of the New Enterprise Fund. If the Plan is carried out as proposed, it is expected that there will be no federal or state tax consequences to the Communications Fund or its shareholders.

     Please refer to the prospectus/proxy statement for a detailed explanation of the proposal, and for full descriptions of the Trust, the Communications Fund, and the New Enterprise Fund.

Q.   HOW WILL THIS AFFECT MY ACCOUNT?

A. You will become a shareholder of the New Enterprise Fund, another TIP Fund with investment objectives and policies that are compatible with those of the Communications Fund. Each shareholder will receive shares of the New Enterprise Fund equal in value to shares of the Fund currently held. It is likely that the net asset value per share price of your Fund shares may change. The Reorganization will not, however, affect the value of your account at the time of Reorganization.

Q.   WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card, or your vote by telephone or over the Internet will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Q.   HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of the Trust recommends that you vote "FOR" the Reorganization.

Q.   WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDERS MEETING?

A. Turner Investment Partners, Inc. is paying for the costs of the shareholder meeting and for this prospectus/proxy statement.

Q.   WHERE DO I MAIL MY PROXY CARD?

A.   You may use the enclosed postage-paid envelope or mail your proxy card to:

                  TIP Funds
                  c/o ADP
                  53 Mercedes Way
                  Edgewood, NY  11717

     You may also vote over the Internet or by telephone. Please follow the enclosed instructions to utilize these methods of voting.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy solicitation. Please call us at (800) 224-6312 between 8:00 a.m. and 5:30 p.m. Eastern Time, Monday through Friday.

                                    TIP FUNDS
                      C/O TURNER INVESTMENT PARTNERS, INC.
                              1235 WESTLAKES DRIVE
                                    SUITE 350
                           BERWYN, PENNSYLVANIA 19312

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 13, 2001

Notice is hereby given that a Special Meeting ("Special Meeting") of shareholders of the Turner Wireless & Communications Fund (the "Communications Fund") of TIP Funds (the "Trust") will be held at the offices of SEI Investments Company ("SEI"), Oaks, Pennsylvania 19456, on Thursday, September 13, 2001, at 2:00 p.m. (Eastern Time) for the purpose of considering the proposal set forth below.

At the Special Meeting, shareholders of the Communications Fund will be asked to consider and act upon a proposed Plan of Reorganization, pursuant to which the Communications Fund will transfer all of its assets and liabilities to the Turner New Enterprise Fund (the "New Enterprise Fund") (formerly, the Turner B2B E-Commerce Fund), another portfolio of the Trust with compatible investment objectives and policies, in exchange for shares of the New Enterprise Fund. While shareholders of the Communications Fund are considering the proposal to reorganize it with and into the New Enterprise Fund, the shareholders of the New Enterprise Fund are being asked to remove a fundamental investment policy of the New Enterprise Fund so the Fund will no longer be required to invest at least 25% of its assets in the stocks of companies in business-to-business electronic commerce industries. Regardless of the outcome of that vote, the Reorganization will proceed as planned, if approved by shareholder vote. The New Enterprise Fund will invest in companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed.

The proposal, which is more fully described in the attached prospectus/proxy statement, is as follows:

1.   APPROVAL  OF A  PLAN  OF  REORGANIZATION  BETWEEN  THE  TURNER  WIRELESS  &
     COMMUNICATIONS FUND AND THE TURNER NEW ENTERPRISE FUND (FORMERLY, THE TURNER B2B E-COMMERCE FUND).

The persons named as proxies are authorized to vote on such other business as may properly come before the Special Meeting in accordance with their own discretion.

All shareholders are cordially invited to attend the Special Meeting. However, if you are unable to attend the Special Meeting, you are requested to mark, sign and date the enclosed Proxy Card(s) and return it promptly in the enclosed, postage-paid envelope so that the Special Meeting may be held and a maximum number of shares may be voted. You may also vote over the Internet or by telephone. Please follow the enclosed instructions to utilize these methods of voting.

Shareholders of record at the close of business on Friday, July 20, 2001 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

                                          BY ORDER OF THE BOARD OF TRUSTEES

                                          JAMES W. JENNINGS,  SECRETARY
[DATE], 2001

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                           PROSPECTUS/PROXY STATEMENT


                                  JULY 3, 2001

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                      TURNER WIRELESS & COMMUNICATIONS FUND

                        BY AND IN EXCHANGE FOR SHARES OF

                           TURNER NEW ENTERPRISE FUND

                                EACH A SERIES OF

                                    TIP FUNDS
                      C/O TURNER INVESTMENT PARTNERS, INC.
                              1235 WESTLAKES DRIVE
                                    SUITE 350
                           BERWYN, PENNSYLVANIA 19312
                                 (800) 224-6312

This prospectus/proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees ("Board" or "Trustees") of TIP Funds (the "Trust") in connection with the Special Meeting of Shareholders (the "Special Meeting") of the Trust's Turner Wireless & Communications Fund (the "Communications Fund") to be held on Thursday, September 13, 2001, at 2:00 p.m. (Eastern Time) at the offices of SEI Investments Company ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456 (the "Proposal"). At the Special Meeting, shareholders of the Communications Fund will be asked to consider and approve a proposed Plan of Reorganization (the "Reorganization Plan") between the
Communications Fund and the Turner New Enterprise Fund (the "New Enterprise Fund") (formerly, the Turner B2B E-Commerce Fund), another series of the Trust. The Communications and New Enterprise Funds are each a "Fund," and together the "Funds." A copy of the Reorganization Plan is attached as Exhibit A.

The Reorganization Plan provides that the Communications Fund will transfer all of its assets and liabilities to the New Enterprise Fund, in return for shares of the New Enterprise Fund having an equivalent aggregate value (the "Reorganization"). The assets of the Communications Fund will be transferred at their current value as of the Reorganization date, and the shares provided in return will have a total value equal to the transferred net assets, again as of the Reorganization date. The Communications Fund will distribute the shares received by it to its shareholders in a liquidating distribution, causing shareholders of the Communications Fund to effectively be converted into shareholders of the New Enterprise Fund. If the Reorganization Plan is carried out as proposed, it is expected that there will be no federal or state tax consequences to the Communications Fund or its shareholders. While shareholders of the

Communications Fund are considering the proposal to reorganize it with and into the New Enterprise Fund, the shareholders of the New Enterprise Fund are being asked to remove a fundamental investment policy of the New Enterprise Fund so the Fund will no longer be required to invest at least 25% of its assets in the stocks of companies in business-to-business electronic commerce industries. Regardless of the outcome of that vote, the Reorganization will proceed as planned, if approved by shareholder vote. The New Enterprise Fund will invest in companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed.

The Trust is an open-end management investment company, or mutual fund. Turner Investment Partners, Inc. ("Turner Investment Partners" or the "Adviser") provides investment advisory services to the Communications Fund and the New Enterprise Fund.

This prospectus/proxy statement sets forth the information that a shareholder of the Communications Fund should know before voting on the Reorganization, and should be retained for future reference. The following additional relevant documents have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference in whole or in part:

     (i) A Statement of Additional Information, dated July 3, 2001, relating to this prospectus/proxy statement and the Reorganization is incorporated into this prospectus/proxy statement in its entirety. A copy of such Statement of Additional Information is available upon request and without charge by writing to: TIP Funds, P.O. Box 219805, Kansas City, MO 64121-9805 or by calling 1-800-224-6312.

     (ii) The Prospectus for the Trust relating to the Communications Fund and the New Enterprise Fund, dated January 31, 2001 (as amended and supplemented May 1, 2001 and July 3, 2001), which is enclosed herewith, contains a more detailed discussion of the investment objectives, policies and risks of the Funds. It is incorporated by reference into this prospectus/proxy statement insofar as it relates to the Communications Fund and the New Enterprise Fund and not to any other fund of the Trust described therein.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time up until voting results are announced at the Special Meeting or any subsequent meeting resulting from an adjournment of the Special Meeting. You can do this by writing to your Fund's Secretary, c/o Turner Investment Partners, 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania, 19312, or by voting in person at the Special Meeting.

This prospectus/proxy statement constitutes the proxy statement of the Trust for the Special Meeting and is expected to be sent to shareholders on or about Monday, July 30, 2001. Only shareholders of record as of the close of business on Friday, July 20, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

READ AND KEEP THESE DOCUMENTS. Please read the entire prospectus/proxy statement, along with the New Enterprise Fund's Prospectus, which follows the prospectus/proxy statement, before casting your vote. These documents contain information that is important to your proxy decision, and you should keep them for future reference.

                             YOUR VOTE IS IMPORTANT!
             -------------------------------------------------------
             YOU CAN VOTE EASILY AND QUICKLY. JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD.
             -------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE

SYNOPSIS ......................................................................1

     The Reorganization........................................................1

     Investment Adviser........................................................2

INFORMATION RELATING TO THE REORGANIZATION.....................................2

     Description of the Reorganization.........................................2

     Federal Income Taxes......................................................3

     Capitalization............................................................3

THE REORGANIZATION PLAN........................................................4

REASONS FOR THE REORGANIZATION.................................................5

CONSIDERATIONS OF THE TRUSTEES OF TIP FUNDS....................................5

COMPARISON OF THE INVESTMENT OBJECTIVES, POLICIES, RISKS AND FEES OF
     THE TURNER WIRELESS & COMMUNICATIONS FUND AND THE TURNER NEW
     ENTERPRISE FUND...........................................................5

     The New Enterprise Fund...................................................6

     The New Enterprise Fund - The Communications Fund.........................6

     Investment Objectives and Policies........................................6

     General Investment Policies...............................................7

     Risks ....................................................................8

     Performance...............................................................9

     Fund Management...........................................................9

     Comparison of Fees and Expenses...........................................9

     Shareholder Transaction Fees..............................................9

     Shareholder Information..................................................11

     Fund Transactions........................................................11

DESCRIPTION OF TIP FUNDS......................................................11

ADDITIONAL INFORMATION........................................................11

     The Administrator........................................................12

     The Transfer Agent and Custodian.........................................12

     Prospectus...............................................................12

     Statement of Additional Information......................................12

     Shareholder Reports......................................................13

SHAREHOLDER RIGHTS............................................................13

     General .................................................................13

     Shares ..................................................................13

     Shareholder Voting.......................................................14

     Shareholder Meetings.....................................................14

     Election and Term of Trustees............................................14

     Shareholder Liability....................................................14

     Liability of Trustees....................................................14

LEGAL MATTERS.................................................................15

VOTING ON THE REORGANIZATION PLAN.............................................15

     General Information......................................................15

     Vote Required to Approve Reorganization Plan.............................15

     Outstanding Shares.......................................................16

     Beneficial Owners........................................................16

     Expenses ................................................................17

OTHER BUSINESS................................................................17

SHAREHOLDER INQUIRIES.........................................................17


EXHIBIT A - FORM OF PLAN OF REORGANIZATION...................................A-1

EXHIBIT B - management's discussion of fund performance......................B-1

                                    SYNOPSIS

The following is a summary of certain key information concerning the Reorganization Plan. More detailed information appears throughout this prospectus/proxy statement and is qualified by reference to the more complete information contained herein and in the attached Exhibit A. You should read this entire prospectus/proxy statement carefully.

BACKGROUND INFORMATION REGARDING THE REORGANIZATION

When the Turner Wireless & Communications Fund (the "Communications Fund") and the Turner New Enterprise Fund (the "New Enterprise Fund") (formerly, the Turner B2B E-Commerce Fund) first started, we believed that the wireless and communications and the B2B electronic commerce sectors were each substantial and robust enough to support a separate mutual fund that concentrated its investments in either of these sectors. Because of recent downturns in both of these sectors, we have concluded that, although there are still substantial investment opportunities in each sector, there are not enough viable issuers to support separate concentrated mutual funds. Consequently, the Board of Trustees of the Trust has approved a plan to change the B2B E-Commerce Fund to the New Enterprise Fund and reorganize the Communications Fund with and into the New Enterprise Fund. As the New Enterprise Fund, the Fund will invest in a broader range of investments than either the Communications Fund or the B2B E-Commerce Fund, including new and developing technologies like wireless and communications and B2B electronic commerce, without concentrating in any specific group of industries. The New Enterprise Fund will be more diversified across a variety of industries and sectors, thus the New Enterprise Fund may be less susceptible than the Communications Fund to industry-specific risks such as legislative or regulatory changes, adverse market conditions and/or increased competition affecting a particular industry.

THE REORGANIZATION

The Board of the Trust, including those Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act"), has unanimously approved, subject to approval by the
shareholders  of  the  Communications   Fund,  the   Reorganization   Plan.  The
Reorganization Plan provides that the assets and liabilities of the Communications Fund will be transferred to the New Enterprise Fund at their current value on the date of the transaction, and that the shares provided in return will have a total value equal to the total value of the transferred net assets, again as of the transaction date. Finally, the Reorganization Plan calls for the Communications Fund to distribute the shares received by it to its shareholders in a liquidating distribution, causing shareholders of the Communications Fund to effectively be converted into shareholders of the New Enterprise Fund. It is expected that there will be no federal or state tax consequences to the Communications Fund or to its shareholders, and no sales charge will be imposed in connection with this transaction. While shareholders of the Communications Fund are considering the proposal to reorganize it with and into the New Enterprise Fund, the shareholders of the New Enterprise Fund are being asked to remove a fundamental investment policy of the New Enterprise Fund so the Fund will no longer be required to invest at least 25% of its assets in stocks of companies in business-to-business electronic commerce industries. Regardless of the outcome of that vote, the Reorganization will proceed as planned, if approved by shareholder vote. The New Enterprise Fund will invest in companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed.

The Board of the Trust, including the Trustees who are not "interested persons," has concluded that the Reorganization would be in the best interests of the Communications Fund and the New Enterprise Fund (each a "Fund," and together the "Funds") and their respective shareholders and that the interests of existing shareholders in the Funds would not be diluted as a result of the transaction contemplated by the Reorganization. The Board of the Trust recommends that you vote for the approval of the Reorganization Plan.

INVESTMENT ADVISER

Turner Investment Partners currently manages the assets of each Fund.

INFORMATION RELATING TO THE REORGANIZATION

DESCRIPTION OF THE REORGANIZATION

The following summary is qualified in its entirety by reference to the Reorganization Plan found in Exhibit A.

The Reorganization Plan provides that all of the assets and liabilities of the Communications Fund will be transferred to the New Enterprise Fund, a series of the Trust, at the close of business on September 14, 2001, or such later date so determined by the Board (the "Effective Time"). In exchange for the transfer of these assets, the New Enterprise Fund will simultaneously issue to the Trust, at the Effective Time, a number of full and fractional shares equal in value to the net asset value of the Communications Fund immediately prior to the Effective Time.

Following the transfer of assets and liabilities in exchange for New Enterprise Fund shares, the Communications Fund will distribute PRO RATA the shares received to its shareholders in a liquidating distribution. Each shareholder of the Communications Fund owning shares at the Effective Time will receive New Enterprise Fund shares of equal value. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Communications Fund's shareholders on the share records of the Trust's transfer agent. Each account will represent the respective PRO RATA number of full and fractional shares of the Trust due to the shareholders of the Communications Fund. The Trust does not issue share certificates to shareholders. Shares of the New Enterprise Fund will have no preemptive or conversion rights. After the Reorganization, the Communications Fund will cease operations.

The Reorganization is subject to a number of conditions, including the receipt of certain legal opinions described in the Reorganization Plan (including an opinion of counsel that the Communications Fund shares issued in accordance with the terms of the Reorganization Plan will be validly issued, fully paid and non-assessable); the receipt of certain certificates from the parties concerning aggregate asset values; and the parties' performance in all material respects of the agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Effective Time of the Reorganization will be at the close of business on September 14, 2001, or such later date so determined by the Board.

The Reorganization Plan and the Reorganization may be abandoned at any time prior to the Effective Time of the Reorganization by resolution of the Board of the Trust (or at the discretion of the President of the Trust) if circumstances should develop that, in the opinion of the Board (or such officer), make it inadvisable to proceed with the Reorganization.

After the completion of the Reorganization, the New Enterprise Fund may incur capital gains as a result of portfolio repositioning. Such gains are not expected to be significant.

FEDERAL INCOME TAXES

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If it qualifies, shareholders of the Communications Fund will not recognize a gain or loss in the transaction; the tax basis of the New Enterprise Fund shares received will be the same as the tax basis of the Communications Fund shares surrendered; and the holding period of the New Enterprise Fund shares received will include the holding period of the Communications Fund's shares surrendered, provided that the shares surrendered were capital assets in the hands of the Communications Fund's shareholders at the time of the transaction. As a condition to the closing of the Reorganization, the Trust will receive an opinion of counsel to that effect. Turner Investment Partners, on behalf of the Communications Fund, has not sought a tax ruling from the Internal Revenue Service. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including state and local tax consequences. TURNER INVESTMENT PARTNERS DOES NOT ANTICIPATE THAT SECURITIES TRANSFERRED TO THE NEW ENTERPRISE FUND WILL BE SOLD IN SIGNIFICANT AMOUNTS TO CARRY OUT ITS INVESTMENT POLICIES OR STRATEGIES.

CAPITALIZATION

The following table sets forth as of March 31, 2001: (i) the capitalization of each Fund; and (ii) the PRO FORMA combined capitalization of the New Enterprise Fund, assuming the Reorganization has been approved.

                                               NET ASSET VALUE     SHARES
FUND                           NET ASSETS      PER SHARE           OUTSTANDING

Turner Wireless &              $5,574,819      $3.41               1,633,294
Communications Fund

Turner New Enterprise Fund     $3,315,598      $4.39               754,430

PRO FORMA TURNER NEW           $8,890,417      $4.39               2,022,921*
ENTERPRISE FUND

*Assumes the issuance of 1,268,491 shares in exchange for the net assets of the Communications Fund, based on the net asset value of each Fund on March 31, 2001.

THE REORGANIZATION PLAN

The Reorganization Plan provides that all of the assets and liabilities of the Communications Fund will be transferred to the New Enterprise Fund, another series of the Trust, in return for shares of the New Enterprise Fund having an equivalent aggregate value. The assets and liabilities of the Communications Fund will be transferred to the New Enterprise Fund at their current value on the date of the transaction, and the shares provided in return will have a total value equal to the total value of the transferred net assets, again as of the transaction date. Finally, the Communications Fund will distribute the shares received by it to its shareholders in a liquidating distribution.

The Reorganization Plan provides that the Trust will receive, prior to the closing, an opinion of counsel to the effect that: (i) each Fund is a duly organized and validly existing series of the Trust under the laws of the Commonwealth of Massachusetts; (ii) each Fund is registered as a series of an investment company under the 1940 Act; (iii) to the knowledge of such counsel no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated by this Reorganization Plan, except such as have been obtained under the Securities Act of 1933 ("1933 Act"), state securities laws, the 1940 Act, the rules and regulations under those statutes and such as may be required under state securities laws, rules and regulations; (iv) the shares of each Fund issued and outstanding, at the Effective Time are duly authorized and validly issued, fully paid and non-assessable by each respective Fund; (v) the New Enterprise Fund shares to be issued to the Communications Fund in the Reorganization have been duly authorized and upon issuance thereof in accordance with the Reorganization Plan, will be validly issued, fully paid and non-assessable; and (vi) the consummation of the transactions contemplated by the Reorganization Plan will not violate any material agreement known to counsel to which the Trust, on behalf of either Fund, is a party or by which it is bound.

REASONS FOR THE REORGANIZATION

In light of the Communications Fund's small asset size, lack of expected asset growth, and lack of economies of scale, the Board believes that it is in the best interests of the Communications Fund's shareholders to reorganize into the New Enterprise Fund. As a part of the New Enterprise Fund, we hope to achieve operating efficiencies and possibly realize economies of scale. In addition, the Trustees considered the fact that the Trust's legal counsel believes that the Reorganization will be tax-free to the Communications Fund's shareholders, and that the costs of the solicitation and the Special Meeting necessary in order to carry out the transaction will be borne by Turner Investment Partners.

CONSIDERATIONS OF THE TRUSTEES OF TIP FUNDS

At a meeting held on May 18, 2001, the Trustees of the Trust reviewed the Reorganization Plan and determined that the Reorganization is in the best interests of each Fund and each Fund's shareholders, and that the interests of each Fund's shareholders will not be diluted as a result of the Reorganization. The Trustees determined to recommend that the shareholders of the Communications Fund approve the Reorganization Plan and the Reorganization transaction.

In making this determination, the Trustees of the Trust carefully reviewed the terms and provisions of the Reorganization Plan, the new objectives, policies and restrictions of the New Enterprise Fund that the shareholders of such Fund will be asked to approve, the tax consequences of the Reorganization to each Fund and their shareholders, and the expense ratios of the Communications Fund and the New Enterprise Fund. In addition, the Trustees considered the nature and quality of the services expected to be rendered to the New Enterprise Fund, the compensation payable to the adviser, the history, reputation, qualification and background of the advisor and the qualifications of its personnel and financial condition, and the benefits expected to be realized by the shareholders of the Communications Fund as a result of the Reorganization.

Based on the factors described above, the Trustees, including these Trustees who are not "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act, determined that participation in the Reorganization is in the best interests of each Fund's shareholders and that the interest of each Fund's existing shareholders would not be diluted as a result of the Reorganization. Accordingly, the Trustees recommend that shareholders approve the Reorganization.

THE  TRUSTEES   RECOMMEND  THAT  THE  SHAREHOLDERS  OF  THE  TURNER  WIRELESS  &
COMMUNICATIONS FUND VOTE FOR THE PROPOSAL TO APPROVE THE PLAN OF REORGANIZATION.

COMPARISON OF THE INVESTMENT OBJECTIVES, POLICIES, RISKS AND FEES OF THE TURNER WIRELESS & COMMUNICATIONS FUND AND THE TURNER NEW ENTERPRISE FUND

THE NEW ENTERPRISE FUND

Effective at the close of business on September 14, 2001, the B2B E-Commerce Fund will be re-named the New Enterprise Fund. While shareholders of the Communications Fund are considering the proposal to reorganize it with and into the New Enterprise Fund, the shareholders of the New Enterprise Fund are being asked to remove a fundamental policy of the New Enterprise Fund so the Fund will no longer be required to invest at least 25% of its assets in stocks of companies in B2B electronic commerce industries. Regardless of the outcome of that vote, the Reorganization will proceed as planned, if approved by shareholder vote. The New Enterprise Fund will invest in companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed.

This section tells you more about:

o    The New Enterprise Fund's investment goal

o    The New Enterprise Fund's main investment strategies

o    The risks of investing in the New Enterprise Fund

It compares this information with similar information relating to the Communications Fund. There is more information about the New Enterprise Fund's investment practices in the Statement of Additional Information ("SAI") which legally is a part of this prospectus/proxy statement. A copy of the SAI may be obtained by writing the Trust at: P.O. Box 219805, Kansas City, Missouri 64121-9805, or by calling 1-800-224-6312.

THE NEW ENTERPRISE FUND - THE COMMUNICATIONS FUND

INVESTMENT OBJECTIVES AND POLICIES

The NEW ENTERPRISE FUND seeks long term capital appreciation. It will attempt to achieve this objective by investing in companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed.

The COMMUNICATIONS FUND also seeks long term capital appreciation. It currently attempts to achieve this objective by investing (at least 65% of its assets) in common stocks of communications companies, including those employing so-called "wireless" technologies.

While both Funds seek long term  capital  appreciation,  each Fund  attempts  to achieve this investment goal through a different investment focus. The Communications Fund focuses primarily on investments in the common stocks of communications companies with strong earnings growth potential, while the New Enterprise Fund will focus on companies with strong earnings growth potential across a variety of industries and sectors where new products and services are being developed and marketed.

GENERAL INVESTMENT POLICIES

The shareholders of the NEW ENTERPRISE FUND have been asked to revise the fundamental investment policies so that the Fund's holdings need not be concentrated in the B2B electronic commerce industry. Assuming the shareholder vote is approved, the New Enterprise Fund will not concentrate in any one industry. If not approved, at least 25% of the Fund's assets will be invested in stocks of companies in B2B electronic commerce industries. In either case, the New Enterprise Fund will employ an aggressive growth strategy and pursue companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed. Although the Fund may not concentrate its assets in any one industry (or if shareholders of the New Enterprise Fund do not approve the proposed change, concentrate 25% of assets in the B2B electronic commerce industries), the Fund may take a large position (up to 50% of its assets) in any one sector.

The New Enterprise Fund will generally invest in stocks of mid- to large-capitalization companies (I.E., generally companies with capitalization of AT LEAST $1 billion), though it may invest in companies of any size. It will focus on companies that the portfolio managers believe are positioned for rapid growth of revenue and earnings. The New Enterprise Fund's portfolio managers strive to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, health-care services, Internet-related companies, medical technology, retail and telecommunications. To a limited extent, the Fund may invest in foreign securities. In addition, the Fund's Adviser may invest up to 25% of the Fund's assets in cash or cash equivalent securities in instances where it believes that appropriate buying opportunities are not available.

The stock selection for the COMMUNICATIONS FUND is not based on company size, but rather on an assessment of a company's fundamental prospects. The Communications Fund's holdings are concentrated in the communications sector, and range from small companies developing new communications technologies to large, established firms with a history of developing and marketing such communications technologies. These companies may include networking companies, land-based, satellite and wireless carriers, communications equipment manufacturers, and other companies that provide communications-related products and services.

For EACH FUND, Turner Investment Partners pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner Investment Partners detects deterioration in the company's earnings growth potential. Turner Investment Partners may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.

Instead of focusing on one sector of the market, the New Enterprise Fund may invest in a broader range of investments than the Communications Fund, including new and developing technologies like wireless and communications and B2B electronic commerce, without concentrating in any specific group of industries. The New Enterprise Fund will be more diversified across a variety of industries and sectors, thus it may be less susceptible than the Communications Fund to industry-specific risks such as legislative or regulatory changes, adverse market conditions and/or increased competition affecting a particular industry.

RISKS

The risks associated with investing in EACH FUND are substantially similar.

Since each Fund purchases equity securities, each Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of each Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in each Fund.

The smaller capitalization companies each Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Such stocks also may not be as liquid as larger capitalization stocks. Therefore, smaller capitalization stocks may be very volatile, and the price movements of each Fund's shares may reflect that volatility.

Each Fund invests in companies that the Adviser believes have strong earnings growth potential. It is not expected that each Fund will own a substantial amount of securities that pay dividends. In addition, under current investment policies, the Communications Fund is subject to the risk that telecommunications stocks may underperform other segments of the equity markets or the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings which continue to expand could cause telecommunications companies to become increasingly sensitive to short product cycles and aggressive pricing. Because the Communications Fund's investments are currently concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than the New Enterprise Fund which will be more diversified by industry.

Each Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional capital gains tax liabilities.

Each Fund may also experience exposure to sector risk. The New Enterprise Fund may focus its investments from time to time on one or more economic sectors, while the Communications Fund focuses its investments on the wireless and communications sector. To the extent that each Fund does so, developments affecting companies in that sector or sectors will likely have a magnified effect on each Fund's net asset value and total return. However, the New Enterprise Fund may be less susceptible than the Communications Fund to industry-specific risks because it will normally be diversified across a variety of sectors.

PERFORMANCE

Each Fund commenced operations on June 30, 2000. Since neither Fund has a full calendar year of performance, performance results have not been provided. However, going forward the New Enterprise Fund will compare its performance to that of the Nasdaq Composite Index. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Today the Nasdaq Composite includes over 5,000 companies. Because it is so broad-based, the Composite is one of the most widely followed and quoted major market indexes. The Communications Fund compares its performance to that of the Pacific Stock Exchange Technology 100 Index. The Pacific Stock Exchange Technology 100 Index is a widely-recognized, price-weighted index of the top 100 U.S. technology companies.

FUND MANAGEMENT

Turner Investment Partners, an SEC-registered adviser, serves as the adviser to the New Enterprise Fund. As the adviser, Turner Investment Partners makes investment decisions for the New Enterprise Fund and continuously reviews, supervises and administers its investment program. Turner also ensures compliance with the New Enterprise Fund's investment policies and guidelines. As of May 31, 2001, Turner Investment Partners had approximately $9.766 billion in assets under management. Like the Communications Fund, fees for the New Enterprise Fund may be higher or lower depending on the New Enterprise Fund's performance relative to its benchmark. If the New Enterprise Fund outperforms its benchmark by a set amount, Turner Investment Partners will receive higher advisory fees. Conversely, if the New Enterprise Fund underperforms its benchmark by the same amount, Turner will receive lower advisory fees.

COMPARISON OF FEES AND EXPENSES

The following table compares the annual operating expenses, including advisory fees, of the Communications Fund to those of the New Enterprise Fund, as well as the PRO FORMA fees for the combined Fund.

SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)

------------------------------------------------------------------------------------------
                                                                          Pro Forma Turner
                             Turner Wireless &       Turner New           New Enterprise
                             Communications Fund     Enterprise Fund      Fund
------------------------------------------------------------------------------------------
Redemption Fee (as a
percentage of amount              2.00%*                2.00%*               2.00%*
redeemed, if applicable)
------------------------------------------------------------------------------------------

* Applies to redemptions within 90 days of purchase. At this time, purchases of shares of each Fund are not subject to the redemption fee described above.

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

------------------------------------------------------------------------------------------
                                                                          Pro Forma Turner
                             Turner Wireless &       Turner New           New Enterprise
                             Communications Fund     Enterprise Fund      Fund
------------------------------------------------------------------------------------------
Investment Advisory Fees          1.10%**               1.10%**              1.10%**
------------------------------------------------------------------------------------------
12b-1 Fees                        None                  None                 None
------------------------------------------------------------------------------------------
Other Expenses                    0.94%                 1.77%                1.77%
                                  -----                 -----                -----
------------------------------------------------------------------------------------------
Total Annual Fund Operating
Expenses                          2.04%***              2.87%***             2.87%***
------------------------------------------------------------------------------------------

** The advisory fee is subject to a performance adjustment based on each Fund's performance relative to its benchmark and may range from 0.70% to 1.50% depending on the Fund's performance.

*** The Adviser has voluntarily committed to waive advisory fees and reimburse expenses to keep the Fund's "other expenses" from exceeding 0.25%. The Adviser may discontinue these arrangements at any time but has no present intent to do so. The Adviser has arrangements with certain broker-dealers who have agreed to pay certain Fund expenses in return for the direction of a portion of each Fund's brokerage business. As a result of these arrangements, each Fund's expenses are generally reduced, which in turn reduces the cost to the Adviser of its voluntary expense ceiling. In each Fund's last fiscal year, these arrangements ultimately reduced each Fund's total annual fund operating expenses so that they were:

     TURNER WIRELESS & COMMUNICATIONS FUND       1.35%
     TURNER NEW ENTERPRISE FUND                  1.35%

EXAMPLE

This example is intended to help you compare the cost of investing in the Communications Fund with the cost of investing in the New Enterprise Fund.

The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                               1 YEAR      3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
TURNER WIRELESS &
COMMUNICATIONS FUND             $207         $640         $1098          $2369
--------------------------------------------------------------------------------
TURNER NEW ENTERPRISE FUND      $290         $889         $1513          $3195
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

The current purchase and redemption procedures and exchange privileges for the Communications Fund are identical to those of the New Enterprise Fund.

DIVIDEND POLICIES

Each Fund has a policy of making distributions of dividends and capital gains, if any, at least annually.

FUND TRANSACTIONS

The policies regarding portfolio transactions of each Fund are identical. Please refer to the Prospectus for more information.

DESCRIPTION OF TIP FUNDS

The Trust was organized under Massachusetts law as a business trust pursuant to an Agreement and Declaration of Trust dated January 26, 1996, as amended on February 21, 1997. The Trust is an open-end management investment company registered under the 1940 Act and has authorized capital consisting of an unlimited number of units of beneficial interest, each with a par value of $.00001. The Communications Fund currently has only one class of shares. The Communications Fund is duly organized and validly existing series of the Trust.

ADDITIONAL INFORMATION

Each Fund has the same Board of Trustees, administrator, custodian, distributor and transfer agent, as well as the same principal executive officers.

THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the "Administrator"), Oaks, Pennsylvania 19456, provides both Funds with administrative services, including regulatory reporting and all necessary office space, equipment, personnel, and facilities. The Administrator receives no compensation for distributing each Fund's shares.

THE TRANSFER AGENT AND CUSTODIAN

DST Systems, Inc. (the "Transfer Agent"), 330 W. 9th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. First Union National Bank (the "Custodian"), Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

THE DISTRIBUTOR

SEI Investments Distribution Co. ("SIDCO"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, acts as distributor for each Fund pursuant to a distribution agreement (the "Distribution Agreement"). SIDCO receives no compensation for distribution of shares of each Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

You may use the following methods to obtain additional information about the New Enterprise Fund:

PROSPECTUS

The New Enterprise Fund has a Prospectus that contains information about its operation and management. The Prospectus dated January 31, 2001, as supplemented May 1, 2001 and July 3, 2001, is on file with the Securities and Exchange Commission, and is incorporated herein by reference and accompanies this prospectus/proxy statement.

STATEMENT OF ADDITIONAL INFORMATION

In addition to the Prospectus, the New Enterprise Fund has a Statement of Additional Information ("SAI") that contains additional, more detailed information about the New Enterprise Fund. The SAI dated January 31, 2001, as supplemented May 1, 2001 and July 3, 2001, is on file with the Securities and Exchange Commission.

SHAREHOLDER REPORTS

The financial statements of the New Enterprise Fund (formerly the B2B E-Commerce
Fund) contained in the Trust's Annual Report to shareholders for the fiscal year ended September 30,

2000, has been audited by Ernst & Young LLP, its independent auditors. Also, unaudited financial statements of the New Enterprise Fund are contained in the Trust's most recent Semi-Annual Report to shareholders for the period ended March 31, 2001. These financial statements are incorporated by reference into this prospectus/proxy statement insofar as they relate to the New Enterprise Fund, and not to any other portfolios that are a part of the Trust and described therein. A copy of the Trust's Annual Report, which includes discussions of the performance of the Communications Fund and the New Enterprise Fund, and the most recent Semi-Annual Report, may be obtained by writing the Trust at: P.O. Box 219805, Kansas City, Missouri 64121-9805, or by calling 1-800-224-6312. The
Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance herewith files reports and other information with the SEC.

Information about the Trust, including the Prospectus, SAI, and shareholder reports of the Communications Fund and the New Enterprise Fund, may be obtained from the SEC in any of the following ways: (1) in person: you may review and copy documents in the SEC's Public Reference Room in Washington D.C. (for information call 1-202-942-8090); or at 7 World Trade Center, Suite 1300, New York, NY, 10048; (2) on-line: you may retrieve information from the SEC's web site at "http://www.sec.gov"; (3) mail: you may request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549; or (4) e-mail: you may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Trust's 1940 Act registration number is 811-07527.

SHAREHOLDER RIGHTS

GENERAL

The Trust was established as a business trust under Massachusetts law by a Declaration of Trust dated January 26, 1996, as amended and restated on February 21, 1997. The Funds are also governed by its By-Laws and by applicable Massachusetts law.

SHARES

The Trust is authorized to issue an unlimited number shares of beneficial interest, with a par value of $.00001 per share, from an unlimited number of series (portfolios) of shares. The shares of each TIP Fund have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

SHAREHOLDER VOTING

Shareholders of each Fund have identical voting rights. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares. The shares of each Fund have non-cumulative voting rights, which means the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if the holders choose to do so. At shareholder meetings, the holders of 40% of a portfolio's shares entitled to vote at the meeting generally constitute a quorum. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares, and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

SHAREHOLDER MEETINGS

Annual meetings of shareholders of the Trust will not be held, but special meetings of shareholders may be held under certain circumstances. A meeting will be held to vote on the removal of a Trustee(s) of the Funds if requested in writing by the holders of not less than 10% of the outstanding shares of the Funds. The Funds will assist in shareholder communications in such matters to the extent required by law.

ELECTION AND TERM OF TRUSTEES

Each Fund's affairs are supervised by the Trust's Board of Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. Trustees of the Trust are elected by a majority vote of a quorum cast by written ballot at the regular meeting of shareholders, if any, or at a special meeting held for that purpose. Trustees hold office until their successors are duly elected and qualified or until their death, removal or resignation. Shareholders may remove a Trustee by vote of a majority of the votes entitled to be cast for the election of directors and may elect a successor to fill a resulting vacancy. A Trustee elected thereby serves for the balance of the term of the removed Trustee.

SHAREHOLDER LIABILITY

The shareholders of each Fund generally are not personally liable for the acts, omissions or obligations of the Trust's Trustees or of the Trust.

LIABILITY OF TRUSTEES

The Trust's Trustees shall not be personally liable for any obligation of the Communications Fund or the New Enterprise Fund. The Trust will indemnify its Trustees and officers against all liabilities and expenses except for liabilities arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

THE BOARD OF TRUSTEES OF TIP FUNDS  RECOMMEND  THAT YOU VOTE FOR APPROVAL OF THE
REORGANIZATION  PLAN  AND  THE  PROPOSAL  DESCRIBED  IN  THIS   PROSPECTUS/PROXY
STATEMENT.

VOTING ON THE REORGANIZATION PLAN

GENERAL INFORMATION

This prospectus/proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust in connection with the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. You may also vote over the Internet or by telephone. Please follow the enclosed instructions to utilize these methods of voting. Officers of each Fund and Turner Investment Partners may also solicit proxies by telephone, telegraph, facsimile or in person. The cost of solicitation and the Special Meeting will be borne by Turner Investment Partners.

VOTE REQUIRED TO APPROVE REORGANIZATION PLAN

Shareholders of the Communications Fund on the Record Date will be entitled to one vote per share then held and a fractional vote for each fractional share then held. Approval of the Reorganization Plan requires the affirmative vote of a "majority of the outstanding voting securities" entitled to vote. Section 2(a)(42) of the 1940 Act defines the terms "majority of the outstanding voting securities" as the lesser of: (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Communications Fund a written notice of revocation or a subsequently executed proxy, or by attending the Special Meeting and voting in person.

Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization Plan. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter) will be treated as shares that are present at the Special Meeting but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization Plan.

If sufficient votes in favor of the proposal are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a reasonable period of time to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the session of the Special Meeting (or any subsequent meeting as a result of any adjournments) to be adjourned. The persons named as proxies will vote for an adjournment any proxies which they are entitled to vote in favor of the proposal. They will vote as against any proxies required to be voted against the proposal. The costs of any additional solicitation and of any adjourned session will be borne by Turner Investment Partners.

OUTSTANDING SHARES

Only shareholders of record on the Record Date are entitled to notice of and to vote at the Special Meeting and any adjournment thereof. At the close of business on the Record Date there were outstanding and entitled to vote:

         [NUMBER] shares of the Turner Wireless & Communications Fund.

BENEFICIAL OWNERS

The following table sets forth certain information as of June 12, 2001, concerning each person who owned, of record or beneficially, 5% or more of the shares of the Communications Fund. Turner Investment Partners may be deemed to "beneficially own" a substantial number of shares of the Communications Fund because their investment advisory relationships may permit them to dispose of shares or advise shareholders to dispose of shares. Turner Investment Partners may be deemed to control the Communications Fund if it beneficially owns more than 25% of the Communications Fund outstanding shares. Turner does not vote shares of the Communications Fund for any of its clients.

     ---------------------------------------------------------------------------
     TURNER WIRELESS & COMMUNICATIONS FUND
     ---------------------------------------------------------------------------
     Name and Address                              Percentage of Shares Owned
                                                   Before Reorganization
     ---------------------------------------------------------------------------
     Charles Schwab & Co. Inc.                     26.69%
     Attn: Mutual Funds/Team 8
     4500 Cherry Creek Dr. S. Fl. 3
     Denver, CO 80209
     ---------------------------------------------------------------------------
     Robert Turner Jr. Tr.                         5.23%
     U/A 12/22/1994
     Robert Turner Jr. Trust
     9 Horseshoe Ln.
     Paoli, PA 19301-1909
     ---------------------------------------------------------------------------

*    Record and Beneficial Ownership.

As of Record Date the Trustees and officers of the Trust as a group owned [ ] of the total outstanding shares of the Communications Fund.

EXPENSES

All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by Turner Investment Partners. In order to obtain the necessary quorum at the Special Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of Turner Investment Partners, SEI Investments or the Trust.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

OTHER BUSINESS

The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Trust in writing at the address on the cover page of this Prospectus/Proxy Statement or by calling 1-800-224-6312.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO UTILIZE THESE METHODS OF VOTING.

                                    EXHIBIT A

                         FORM OF PLAN OF REORGANIZATION

     THIS PLAN OF REORGANIZATION is dated as of [DATE], 2001 ("Plan"), and has been adopted by the Board of Trustees of the TIP Funds, a Massachusetts business trust ("Trust") to provide for the reorganization of its Turner Wireless & Communications Fund ("Selling Fund") into its Turner New Enterprise Fund (formerly, the B2B E-Commerce Fund) ("Acquiring Fund"). The Selling Fund and the Acquiring Fund are sometimes referred to collectively, as the "Funds" and individually, as a "Fund."

PRELIMINARY STATEMENTS

     1. The Selling Fund and the Acquiring Fund are each series of the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act").

     2. The Board of Trustees of the Trust has determined that the Reorganization (as defined below) is in the best interests of each Fund and that the interests of the existing shareholders of each Fund would not be diluted as a result of the Reorganization.

     3. This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code").

                                   PROVISIONS

     1. PLAN OF REORGANIZATION. At the Effective Time (as that term is defined in Section 5 herein), the Selling Fund will assign, deliver and otherwise transfer all of its assets and good and marketable title to the assets, free and clear of all liens, encumbrances and adverse claims except as provided in this Plan, and assign all liabilities to the Acquiring Fund. The Acquiring Fund shall acquire all these assets, and shall assume all these liabilities of the Selling Fund, in exchange for the issuance of shares (both full and fractional) of the Acquiring Fund to the shareholders of the Selling Fund, equivalent in value to the shares of the Selling Fund outstanding immediately prior to the Effective Time. These transactions are collectively referred to as the "Reorganization." The shares of the Acquiring Fund that are issued in exchange for the assets of the Selling Fund are referred to as the "Acquiring Fund Shares," and the shares of the Selling Fund that are held by the holders of such shares at the Effective Time are referred to as the "Selling Fund Shares." The assets and liabilities of the Selling Fund shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations and duties of the Selling Fund, to the extent that they exist at or after the Effective Time, shall after the Effective Time, attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

     2. TRANSFER OF ASSETS. The assets of the Selling Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill and intangible property, and deferred or prepaid expenses, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Selling Fund and other property owned by the Selling Fund at the Effective Time.

     3. LIQUIDATION OF THE SELLING FUND. At the Effective Time, the Selling Fund will liquidate. Each Selling Fund shareholder shall also have the right to receive any dividends or other distributions that were declared prior to the Effective Time, but unpaid at that time, with respect to the Selling Fund Shares that are held by such Selling Fund shareholders at the Effective Time. Contemporaneous with the liquidation of the Selling Fund, each shareholder of the Selling Fund will be issued a number of Acquiring Fund Shares equal in value to the Selling Fund Shares held by that shareholder. This liquidation will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of record of the Selling Fund and representing the respective number of Acquiring Fund Shares due that shareholder. As soon as practicable after the Effective Time, the Trust shall take all steps necessary and proper to effect a complete termination of the Selling Fund.

     4. CONDITIONS OF THE REORGANIZATION. Consummation of this Plan is subject to the following conditions:

     (a) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Fund Shares to be issued in connection with the Reorganization (i) have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable; and (ii) will be duly registered in conformity with applicable federal and state securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant, or preemptive right of subscription or purchase with respect to the Acquiring Fund's Shares.

     (b) MARKETABLE TITLE TO ASSETS. The Selling Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Fund. Upon delivery and payment for these assets, the Acquiring Fund will have good and marketable title to the assets without restriction on the transfer of the assets free and clear of all liens, encumbrances and adverse claims.

     (c) TAXES. As of the Effective Time, all federal and other tax returns and reports of each Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of those returns.

     (d) OPINION OF COUNSEL. The Trust shall have received an opinion of Morgan, Lewis & Bockius LLP based upon customary representations and assumptions, in form reasonably satisfactory to the Trust and dated as of the Effective Time, to the effect that:

     (1) the shares of the Acquiring Fund issued and outstanding at the Effective Time are duly authorized and validly issued, fully paid and non-assessable by the Trust;

     (2) the Acquiring Fund Shares to be issued to the Selling Fund, as provided for by this Plan, are duly authorized and upon delivery pursuant to the terms of this Plan, will be validly issued, fully paid, and non-assessable by the Trust, and no shareholder of the Acquiring Fund has any option, warrant or preemptive right to the Trust's Agreement and Declaration of Trust and otherwise to such counsel's knowledge;

     (3) the Selling Fund Shares issued and outstanding, at the Effective Time are duly authorized and validly issued, fully paid and non-assessable by the Selling Fund;

     (4)  the  Acquiring  Fund and  Selling  Fund are each  duly  organized  and
          validly   existing   series  of  the  Trust  under  the  laws  of  the
          Commonwealth of Massachusetts;

     (5) the consummation of the transactions contemplated by this Plan will not, violate any material agreement known to such counsel to which the Trust, on behalf of either the Acquiring Fund or Selling Fund, is a party or by which it is bound;

     (6) to the knowledge of such counsel no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated by this Plan, except such as have been obtained under the Securities Act of 1933 ("1933 Act"), state securities laws, the 1940 Act, the rules and regulations under those statutes and such as may be required under state securities laws, rules and regulations; and

     (7)  the  Acquiring  Fund and the  Selling  Fund are each  registered  as a series of an investment company under the 1940 Act and such registration with the Securities and Exchange Commission ("SEC") as an investment company or series thereof under the 1940 Act is in full force and effect.

     Such opinion: (a) shall state that while such counsel has not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement relating to the Reorganization or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to the Selling Fund with certain officers of the Trust and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto, the Form N-14 Registration Statement or any amendment thereof or supplement thereto, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or any information relating to the Selling Fund contained or incorporated by reference in the Form N-14 Registration Statement; and (c) shall state that such opinion is solely for the benefit of the Trust and its Board of Trustees and officers.

     In giving such opinion, Morgan, Lewis & Bockius, LLP may rely upon officers' certificates and certificates of public officials.

     (e) TAX OPINION. The Trust shall have received on or before the Effective Time an opinion of Morgan, Lewis & Bockius LLP satisfactory to the Trust, based upon customary representations and assumptions, substantially to the effect that the Reorganization, as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code, will have the following federal income tax consequences for Selling Fund shareholders, the Selling Fund, and the Acquiring Fund:

     (1) No gain or loss will be recognized by the Selling Fund upon the transfer of its assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Fund's stated liabilities;

     (2) No gain or loss will be recognized by the Acquiring Fund on its receipt of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Fund's liabilities;

     (3) The basis of the Selling Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Selling Fund's hands immediately before the Reorganization;

     (4) The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Selling Fund will include the holding period of those assets in the Selling Fund's hands immediately before the Reorganization;

     (5) No gain or loss will be recognized by the Selling Fund on the issuance of Acquiring Fund Shares to the Selling Fund's shareholders in exchange for Selling Fund Shares;

     (6) No gain or loss will be recognized by the Selling Fund's shareholders as a result of the Selling Fund's distribution of Acquiring Fund Shares to the Selling Fund's shareholders in exchange for the Selling Fund's shareholders' Selling Fund Shares;

     (7) The basis of the Acquiring Fund Shares received by the Selling Fund's shareholders will be the same as the adjusted basis of that Selling Fund's shareholders' Selling Fund Shares surrendered in exchange therefor; and

     (8)  The  holding  period of the  Acquiring  Fund  Shares  received  by the
          Selling   Fund's   shareholders   will  include  the  Selling   Fund's
          shareholders' holding period for the Selling Fund's shareholders' Selling Fund Shares surrendered in exchange for the Acquiring Fund Shares, provided that the Selling Fund Shares were held as capital assets on the date of the Reorganization.

     (f) SHAREHOLDER MEETING. This Plan and the Reorganization contemplated by this Plan shall have been adopted by at least a majority of the outstanding shares of the Selling Fund entitled to vote at an annual or special meeting of shareholders.

     (g) BOARD OF TRUSTEES MEETING. The Board of Trustees of the Trust, at a meeting duly called for such purpose, shall have authorized the issuance by the Acquiring Fund of Acquiring Fund Shares at the Effective Time in exchange for the assets of the Selling Fund pursuant to the terms and provisions of this Plan.

     (h) TAX TREATMENT. The Trust will not take any action or cause any action to be taken that is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code or results in the failure of the transaction to qualify as a reorganization with the meaning of Section 368(a) of the Code. At or prior to the Effective Time, the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to deliver the tax opinion contemplated in this Plan.

     5. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of the Selling Fund's assets for the corresponding issuance Acquiring Fund Shares shall be effective at the close of business on September 14, 2001, or at such other time and date as fixed by the Board of Trustees or any duly authorized officer of the Trust ("Effective Time").

     6. TERMINATION. This Plan and the transactions contemplated by this Plan may be terminated and abandoned by resolution of the Board of Trustees of the Trust, or at the discretion of any duly authorized officer of the Trust, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of Trustees or such officer, make proceeding with the Plan inadvisable. In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund or the Trust, or the Trust's Board of Trustees or officers.

     7. AMENDMENT AND WAIVER. This Plan may be amended, modified or supplemented at any time (to the fullest extent permitted by law) upon authorization by the Board of Trustees, with or without shareholder approval; PROVIDED, THAT no amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Selling Fund's shareholders under this Plan to the detriment of the Selling Fund's shareholders without further shareholder approval. The Board of Trustees or any duly authorized officer of the Trust, may waive any condition to the consummation of this Plan if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund or the shareholders of the Selling Fund.

     8. FEES AND EXPENSES. Each Fund shall be solely liable for its own expenses incurred in connection with entering into and carrying out the transactions contemplated by this Plan, whether or not the transactions contemplated hereby are consummated.

     9. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

                                                                       EXHIBIT B

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE:
                             THE B2B E-COMMERCE FUND

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER B2B E-COMMERCE FUND


TOTAL RETURN
PERIOD ENDING SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

TURNER B2B E-COMMERCE FUND                         25.20%
Lipper Science & Technology Funds Average          (1.17)
Pacific Stock Exchange Technology 100 Index        (5.67)
--------------------------------------------------------------------------------

From its inception on June 30, 2000 to September 30, 2000, the Turner B2B E-Commerce Fund produced a total return of 25.20%, compared with a return of -5.67% for its benchmark, the Pacific Stock Exchange Technology 100 Index.

This new fund invests primarily in common stocks of companies that develop new business-to-business electronic commerce technologies that may experience exceptional growth in sales and earnings driven by B2B e-commerce products and services.

The Fund's outstanding performance in a negative environment is attributable to strong stock selection. Among the portfolio's best performers for the period were Commerce One, a leader in e-commerce solutions; Agile Software Corporation, a provider of data management software for e-commerce applications; BEA Systems Inc., which helps companies use mainframe computers in e-commerce environments; and Click Commerce, a provider of business-to-business software.

The Fund also recorded gains in EMC Corporation, the leader in data storage devices; i2 Technologies Inc., a developer of supply chain management solutions; McData Corporation, a network switching and software specialist; Mercury Interactive, a provider of Web-related testing software; and Vastera, a provider of global trading support services.

Looking ahead, we believe that the recent correction in the B2B e-commerce market may be overdone, dragging down quality issues along with those of less viable companies. Outstanding opportunities remain for the B2B market, particularly for those who facilitate more efficient and effective management of corporate supply chains. Therefore, we plan to continue seeking companies that have sound business models and real long-term earnings potential.




GROWTH OF A $10,000 INVESTMENT IN THE TURNER B2B E-COMMERCE FUND:
JUNE 30, 2000-SEPTEMBER 30, 2000 *

[LINE CHART OMITTED]

PLOT POINTS FOLLOWS:

                                       PACIFIC STOCK
                 TURNER B2B         EXCHANGE TECHNOLOGY
                 E-COMMERCE              100 INDEX
6/30/00            10,000                  10,000
9/00               12,520                   9,433


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner B2B E-Commerce Fund is June 30, 2000.


----------------------------------------
CUMULATIVE TOTAL RETURN
Period ending September 30, 2000
----------------------------------------
SINCE INCEPTION
25.20%
----------------------------------------



14  | Turner funds 2000 annual Report

--------------------------------------------------------------------------------

TURNER B2B E-COMMERCE FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner B2B E-Commerce Fund seeks long-term capital appreciation. It invests in common stocks of companies that develop new business-to-business electronic commerce technologies and that may experience exceptional growth in sales and earnings driven by b2b e-commerce products and services. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects.


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2000

[] Ticker symbol TBTBX
[] CUSIP #87252R797
[] Top 10 holdings
   (1)  Commerce One
   (2)  Tibco Software
   (3)  Intuit
   (4)  Cicso Systems
   (5)  I2 Technologies
   (6)  Sun Microsystems
   (7)  America Online
   (8)  Mercury Interactive
   (9)  BEA Systems
   (10) Jabil Circuit
[] % in 10 largest holdings 26.6%
[] Number of holdings 42
[] Price/earnings ratio 582.4
[] Weighted average market capitalization $41.4 billion
[] % of holdings with positive earnings surprises 72.4%
[] % of holdings with negative earnings surprises 2.2%
[] Net assets $14 million


[FUND PROFILE BOX OMITTED]


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:


[BAR CHART OMITTED]

PLOT POINTS FOLLOWS:

1.4% Autos/transportation

10.6% Consumer discretionary/services

1.7% Financial Services

82.8% Technology


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

[PHOTO OMITTED]
Christopher K. McHugh serves as the lead manager on the B2B E-Commerce Fund. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.


[PHOTO OMITTED]
Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, serves as a comanager on the B2B E-Commerce Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.


[PHOTO OMITTED]
John Hammerschmidt serves as a comanager on the B2B E-Commerce Fund. John joined Turner in 1992. Previously he was vice president of government securities trading with S.G. Warburg. He holds a bachelor's degree from Lehigh University and an MBA degree from Duke University.



                                            Turner funds 2000 annual Report | 15

                       STATEMENT OF ADDITIONAL INFORMATION

                                    TIP FUNDS
                      C/O TURNER INVESTMENT PARTNERS, INC.
                              1235 WESTLAKES DRIVE
                                    SUITE 350
                           BERWYN, PENNSYLVANIA 19312
                                 (800) 224-6312

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement dated July 3, 2001 for the Special Meeting of Shareholders of the Turner Wireless & Communications Fund (the "Selling Fund") to be held on Thursday, September 13, 2001. Copies of the Prospectus/Proxy Statement may be obtained at no charge by writing: TIP Funds, P.O. Box 219805, Kansas City, MO 64121-9805, or by calling 1-800-224-6312.
Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

     Further information about the New Enterprise Fund (formerly the B2B E-Commerce Fund) (the "Acquiring Fund") is contained in and incorporated by reference to the Acquiring Fund's Statements of Additional Information dated January 1, 2001 (as amended and supplemented May 1, 2001 and July 3, 2001). The audited financial statements and related independent auditor's report for the participating Acquiring Fund contained in the Annual Report for the fiscal year ended September 30, 2000 and in the Semi-Annual Report for period ended March 31, 2001 are hereby incorporated herein by reference insofar as they relate to the Acquiring Fund. No other parts of the Annual or Semi-Annual Reports are incorporated by reference herein.

     Further information about the Selling Fund is contained in and incorporated by reference to the Selling Fund's Statements of Additional Information dated January 31, 2001 (as amended and supplemented May 1, 2001 and July 3, 2001). The audited financial statements and related independent auditor's report for the Selling Fund contained in the Annual Report for the fiscal year ended September 30, 2000 and the Semi-Annual Report for the period ended March 31, 2001 are incorporated herein by reference as they relate to the Selling Fund. No other parts of the Annual or Semi-Annual Reports are incorporated by reference herein.

     The date of this Statement of Additional Information is July 3, 2001.

                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                           PERIOD ENDED MARCH 31, 2001



                  Pro Forma Schedule of Investments (Unaudited)
        Turner B2B E-Commerce and Turner Wireless & Communications Funds
                                 March 31, 2001

                                           Turner B2B                   Turner Wireless &
                                        E-Commerce Fund                Communications Fund           Pro Forma Combined

Security                              Shares      Value (000)         Shares     Value (000)        Shares     Value (000)
AGERE SYSTEMS INC                                                     30,000      $ 185,400         30,000     $ 185,400
ALTERA CORPORATION                                                     7,250        155,422          7,250       155,422
ANALOG DEVICES INC                                                     2,850        103,284          2,850       103,284
AOL TIME WARNER INC                    3,920         157,388                                         3,920       157,388
ASPEN TECHNOLOGY INC.                  4,950         118,181                                         4,950       118,181
BARNES & NOBLE INC                     6,770         161,803                                         6,770       161,803
BROADWING INC                                                          5,900        112,985          5,900       112,985
CELESTICA INCORPORATED                 5,030         138,727           5,760        158,861         10,790       297,588
CHARTER COMMUNICATIONS                                                 8,220        185,978          8,220       185,978
CITIGROUP INC                          3,160         142,137                                         3,160       142,137
CLICK COMMERCE INC.                    1,640          13,940                                         1,640        13,940
COMCAST SPECIAL A                                                      3,750        157,266          3,750       157,266
COMVERSE TECHNOLOGY                                                    2,690        158,414          2,690       158,414
CYPRESS SEMICONDUCTOR                                                 10,900        193,257         10,900       193,257
DDI CORP / CA                          6,500         109,688                                         6,500       109,688
DELL COMPUTER CORP                     8,430         216,546                                         8,430       216,546
DOCENT INC                            11,580          38,359                                        11,580        38,359
DOUBLECLICK INC.                       4,780          55,269                                         4,780        55,269
EBAY INC                               4,110         148,731                                         4,110       148,731
ELECTRONICS FOR IMAGING                2,910          71,659                                         2,910        71,659
EXAR CORPORATION                                                       5,240        102,835          5,240       102,835
FIRST DATA CORP                        2,530         151,066                                         2,530       151,066
FLEXTRONICS                            5,200          78,000                                         5,200        78,000
GEMSTAR -TV GUIDE INT'L                                                5,380        154,675          5,380       154,675
GENERAL ELECTRIC COMPANY               4,270         178,742                                         4,270       178,742
GLOBAL CROSSING LTD                                                   10,160        137,058         10,160       137,058
GLOBESPAN INC                                                          5,960        130,375          5,960       130,375
HOMESTORE.COM INC                      4,880         115,900                                         4,880       115,900
IBM CORPORATION                        1,180         113,492                                         1,180       113,492
INTEGRATED DEVICE TECH                                                 5,650        167,297          5,650       167,297
INTERNATIONAL  RECTIFIER                                               5,960        241,380          5,960       241,380
INTERNET SECURITY SYSTEMS              2,370          64,842                                         2,370        64,842
INTERWOVEN INC                         7,070          71,142                                         7,070        71,142
INTRANET SOLUTIONS I                   3,930          94,074                                         3,930        94,074
LATTICE SEMICONDUCTOR                                                  6,880        125,130          6,880       125,130
LOUDCLOUD INC                         14,220          81,321          24,560        140,452         38,780       221,773
MACROVISION INC                        2,000          87,125                                         2,000        87,125
MARVEL TECHNOLOGY GROUP                                               11,900        143,544         11,900       143,544
MATRIXONE INC.                         4,070          69,444                                         4,070        69,444
MERCURY INTERACTIVE                      856          35,845                                           856        35,845
MICROMUSE INC                                                          3,460        130,753          3,460       130,753
MICRON TECHNOLOGY INC                                                  5,800        240,874          5,800       240,874
MICROSOFT CORP                         3,390         185,391                                         3,390       185,391
NATIONAL SEMICONDUCTOR                                                 6,260        167,455          6,260       167,455
NETEGRITY                              2,770          68,211                                         2,770        68,211
NOKIA ADR                                                              9,250        222,000          9,250       222,000
ONI SYSTEMS CORP                                                      10,680        208,260         10,680       208,260
PEREGRINE SYSTEMS                      4,030          78,585                                         4,030        78,585
PLEXUS CORPORATION                     3,730          95,581                                         3,730        95,581
QUALCOMM                                                               3,230        182,899          3,230       182,899
QWEST COMMUNICATIONS                                                   3,570        125,129          3,570       125,129
RIVERSTONE NETWORKS                                                   19,130        178,148         19,130       178,148
SANMINA CORP                           4,220          82,554                                         4,220        82,554
SEMTECH CORP                                                           4,900        144,244          4,900       144,244
SONUS NETWORKS INC.                                                    7,730        154,238          7,730       154,238
SUPPORT.COM INC.                      15,290          77,167                                        15,290        77,167
SYMANTEC CORP                          1,710          71,499                                         1,710        71,499
TEXAS INSTRS INC                                                       6,350        196,723          6,350       196,723
VERITAS SOFTWARE CORP                  1,831          84,666           2,560        118,375          4,391       203,041
WESTERN WIRELESS, CL A                                                 3,300        134,063          3,300       134,063
WIND RIVER SYSTEMS                                                     7,180        166,935          7,180       166,935
WORLDCOM GROUP                                                        12,300        229,856         12,300       229,856
XILINX INC                                                             4,690        164,736          4,690       164,736

TRI-PARTY REPO                           560             560         218,882        218,882        219,442       219,442

                                                  $3,257,634                     $5,737,181                   $8,994,815

                            Assets & Liabilities

            Pro Forma Statement of Assets and Liabilities (Unaudited)
        Turner B2B E-Commerce and Turner Wireless & Communications Funds
                                 March 31, 2001
                                      (000)


                                                                                                                         Pro Forma
                                                                                                                          Combined
                                                                         Turner B2B   Turner Wireless &                  Turner New
                                                                         E-Commerce     Communications     Pro Forma     Enterprise
                                                                            Fund             Fund         Adjustments       Fund
ASSETS
    Total Investments at Market Value (Cost $3,848 ; $7,013 and
    $10,861)                                                                $3,257          $5,737                         $8,994
    Cash                                                                                                                        0
    Accrued Income                                                               1               3                              4
    Receivables for Investment Securities Sold                                 425             600                          1,025
    Receivables for Capital Shares Sold                                          0               5                              5
    Other Receivables                                                            6               5                             11
    Other Assets                                                                 1               2                              3

                                                                          --------        --------                       --------
    Total Assets                                                             3,690           6,352                         10,042
                                                                          --------        --------                       --------

LIABILITIES
    Accrued Expenses                                                            (5)             (5)                           (10)
    Payable for Capital Shares Redeemed                                        (13)            (15)                           (28)
    Payable for investment securities purchased                               (216)           (757)                          (973)
    Other Liabilities                                                         (140)              0                           (140)

                                                                          --------        --------                       --------
    Total Liabilities                                                         (374)           (777)                        (1,151)
                                                                          --------        --------                       --------

                                                                             3,316           5,575                          8,891
NET ASSETS
    Portfolio shares of Class I (unlimited authorization - no par value) based on (754,430 ; 1,633,430 and 2,022,921)
    outstanding shares of beneficial interest                               10,077          21,669                         31,746

    Accumulated net investment loss                                            (47)            (87)                          (134)

    Accumulated net realized loss on investments                            (6,123)        (14,731)                       (20,854)

    Net unrealized depreciation on investments                                (591)         (1,276)                        (1,867)
                                                                          --------        --------                       --------

    Total Net Assets                                                        $3,316          $5,575                         $8,891
                                                                          ========        ========        ========       ========

    Net Asset Value, Offering and Redemption Price Per Share -
    Class I Shares                                                           $4.39           $3.41                          $4.39
                                                                          ========        ========                       ========

                                                                            $3,316          $5,575                         $8,891
                                                                          ========        ========                       ========

                   Pro Forma Combining Statement of Operations
                  For the six month Period Ended March 31, 2001


                                                                              Turner B2B      Turner Wireless &
                                                                           E-Commerce Fund   Communications Fund    Combined
-------------------------------------------------------------------------------------------------------------------------------
Investment Income:
        Interest income                                                       $      8           $       9         $      17
        Dividend income                                                              3                   3                 6
-------------------------------------------------------------------------------------------------------------------------------
                    Total investment income                                         11                  12                23
-------------------------------------------------------------------------------------------------------------------------------
Expenses:
        Investment Advisory Fees                                                    47                  81               128
        Administrator Fees                                                          19                  19                38
        Transfer Agent Fees-Trust Shares                                            18                  29                47
        Printing Fees                                                                1                   2                 3
        Custody Fees                                                                 8                   9                17
        Professional Fees                                                            7                   8                15
        Trustees' Fees                                                              --                  --                --
        Registration Fees                                                           16                  17                33
        Insurance and Other Fees                                                    --                  --                --
-------------------------------------------------------------------------------------------------------------------------------
                    Total expenses                                                 116                 165               281
-------------------------------------------------------------------------------------------------------------------------------
Deduct-
        Waiver of Investment Advisory Fees                                         (46)                (52)              (98)
        Waiver of Distribution Fees                                                 --                  --                --
        Directed brokerage                                                         (12)                (14)              (26)
-------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                        58                  99               157
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                       (47)                (87)             (134)
-------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments (identified cost basis)                 (5,741)            (14,331)          (20,072)
Net change in unrealized appreciation (depreciation) on investments             (2,480)             (2,811)           (5,291)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                          (8,221)            (17,142)          (25,363)
-------------------------------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations                                $ (8,268)          $ (17,229)          (25,497)
===============================================================================================================================

                                                                                             Pro Forma Combined
                                                                                                    Turner
                                                                             Adjustments    New Enterprise Fund
----------------------------------------------------------------------------------------------------------------
Investment Income:
        Interest income                                                                           $      17
        Dividend income                                                                                   6
----------------------------------------------------------------------------------------------------------------
                    Total investment income                                                              23
----------------------------------------------------------------------------------------------------------------
Expenses:
        Investment Advisory Fees                                                                        128
        Administrator Fees                                                                               38
        Transfer Agent Fees-Trust Shares                                        (18) a                   29
        Printing Fees                                                                                     3
        Custody Fees                                                                                     17
        Professional Fees                                                        (7) b                    8
        Trustees' Fees                                                                                   --
        Registration Fees                                                                                33
        Insurance and Other Fees                                                                         --
----------------------------------------------------------------------------------------------------------------
                    Total expenses                                              (25)                    256
----------------------------------------------------------------------------------------------------------------
Deduct-
        Waiver of Investment Advisory Fees                                      (12) c                 (110)
        Waiver of Distribution Fees                                                                      --
        Directed brokerage                                                                              (26)
----------------------------------------------------------------------------------------------------------------
Net expenses                                                                    (37)                    120
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                            (97)
----------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments (identified cost basis)                                     (20,072)
Net change in unrealized appreciation (depreciation) on investments                                  (5,291)
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                                              (25,363)
----------------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations                                                      (25,460)
================================================================================================================

Notes to Pro Forma Combining Financial Statements
(Unaudited)

The accompanying unaudited Pro Forma Combining Schedule of
Investments and Statement of Assets and Liabilities as of March 31,
2001 and the unaudited Pro Forma Combining Statement of Operations for the six months ended March 31, 2001 are intended to present the financial condition and related results of operations if the Turner B2B E-Commerce Fund merged with the Turner Wireless & Communications Fund on April 1, 2001.

The pro forma adjustments to these pro forma financial statements are comprised of:

(a) Reflects decreased transfer agent fees.
(b) Reflects decreased professional fees for one less portfolio.
(c) Reflects increased advisor waiver due to revised expense cap.

                                    TIP FUNDS
                      TURNER WIRELESS & COMMUNICATIONS FUND
                       SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER 13, 2001

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints John H. Grady, Jr., Brian Ferko, and James R. Foggo, as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Turner Wireless & Communications Fund (the "Fund") of TIP Funds (the "Trust") to be held in the offices of SEI Investments ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Thursday, September 13, 2001, at 2:00 p.m. Eastern Time, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL APPROVAL OF A PLAN OF REORGANIZATION BETWEEN THE FUND AND THE NEW ENTERPRISE FUND (FORMERLY, THE B2B E-COMMERCE FUND).

                    ____For   ____Against    ____Abstain

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:            , 2001
      ------------
                                           --------------------------------
                                           Signature of Shareholder


                                           --------------------------------
                                           Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.


TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to Website www.proxyvote.com.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

`



                                    TIP FUNDS

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                    FORM N-14

                                     PART C

                                OTHER INFORMATION


Item 15. INDEMNIFICATION.

     Article VIII of the Amended and Restated Agreement and Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 16. Exhibits

        (1)(a) Agreement and Declaration of Trust of the Registrant, dated January 26, 1996 is incorporated herein by reference to Exhibit 1 of the Registrant's Registration Statement on Form N-1A as filed on February 1, 1996.

        (1)(b) Certificate of Amendment of Agreement and Declaration of Trust dated March 28, 1997, is incorporated herein by reference to
                Exhibit 1(a) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A as filed on April 10, 1997.

        (2) By-Laws are incorporated herein by reference to Exhibit 2 of the Registrant's Registration Statement on Form N-1A as filed on February 1, 1996.

        (3)     Inapplicable.

        (4)     Form of Plan of Reorganization is filed herewith.

        (5)     Inapplicable.

        (6)(a) Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc., is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A as filed on January 28, 1997.

        (6)(b) Investment Advisory Agreement between the Registrant and Clover Capital Management, Inc., is incorporated herein by reference to
                Exhibit 5(b) of Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A as filed on October 15, 1997.

        (6)(c) Investment Advisory Agreement between the Registrant and Penn Capital Management Company, Inc., is incorporated herein by reference to Exhibit d(3) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A as filed on November 17, 1998.

        (6)(d) Investment Advisory Agreement between Registrant and Turner Investment Partners, Inc., is incorporated herein by reference to Exhibit d(4) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A as filed on November 17, 1998.

        (6)(e) Investment Sub-Advisory Agreement between Turner Investment Partners, Inc., and Clover Capital Management, Inc., is
                incorporated herein by reference to Exhibit d(5) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A as filed on November 17, 1998.

        (6)(f)  Investment  Sub-Advisory  Agreement  between  Turner  Investment
                Partners, Inc. and Penn Capital Management, Inc., is incorporated herein by reference to Exhibit d(6) of Post-Effective Amendment No. 12 to the Registrant's

               Registration  Statement  on Form  N-1A as filed on  November  17,
               1998.

        (6)(g)  Investment  Sub-Advisory  Agreement  between  Turner  Investment
                Partners, Inc. and Chartwell Investment Partners, is incorporated herein by reference to Exhibit d(7) of Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A as filed on March 31, 1999.

        (6)(h) Amended Schedule to the Investment Advisory Agreement between the Registrant and Turner Investment Partners, is incorporated herein by reference to exhibit d(8) of Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A as filed on March 31, 1999.

        (7)(a) Distribution Agreement between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company), is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A as filed on January 28, 1997.

        (7)(b) Distribution Agreement between the Registrant and CCM Securities Inc., is incorporated herein by reference to Exhibit 6(b) of the Registrant's Registration Statement on Form N-1A as filed on January 23, 1998.

        (8)     Inapplicable.

        (9) Custodian Agreement between the Registrant and CoreStates Bank, N.A., is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A as filed on January 28, 1997.

        (10)    Inapplicable.

        (11) Opinion and Consent of Morgan, Lewis & Bockius LLP that shares will be validly issued, fully paid and non-assessable is filed herewith.

        (12) Opinion and Consent of Morgan, Lewis & Bockius LLP as to tax matters and consequences is filed herewith.

        (13)(a) Administration Agreement between the Registrant and SEI Investments Management Corporation (formerly, SEI Financial Management Corporation), is incorporated herein by reference to
                Exhibit 9(a) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A as filed on January 28, 1997.

        (13)(b) Administration Agreement between the Registrant and SEI Investments Management Corporation (formerly, SEI Financial Management Corporation), is incorporated herein by reference to
                Exhibit 9(a) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A as filed on January 28, 1997.

        (13)(c) Transfer  Agency  Agreement   between  the  Registrant  and  DST
                Systems, Inc. is incorporated herein by reference to Exhibit 9(b) of the Registrants Registration Statement on Form N-1A as filed on January 23, 1998.

        (13)(d) Amended Schedule to the Administration Agreement between the Registrant and SEI Investment Management Corporation (formerly SEI Financial Management Corporation), is incorporated herein by reference to Exhibit h(3) of Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A as filed on March 31, 1999.

        (14) Consent of Independent Auditors, Ernst & Young, is filed herewith.

        (15)    Inapplicable.

        (16)    Inapplicable.

        (17)(a) Prospectus for TIP Funds Turner B2B E-Commerce Fund dated January 31, 2001 as revised May 1, 2001 and July 3, 2001 is incorporated herein by reference to the TIP Funds 497(e) filed on June 1, 2001[SEC Accession Number 0001135428-01-500054] and
                filed on July 3, 2001 [SEC Accession Number __________].

        (17)(b) Statement of Additional Information for TIP Funds Turner B2B E-Commerce Fund dated January 31, 2001 as revised and July 3, 2001 May 1, 2001 is incorporated herein by reference to the TIP Funds 497(e) filed on June 1, 2001[SEC Accession Number 0001135428-01-500054] and filed on July 3, 2001 [SEC Accession
                Number __________].

        (17)(c) Audited Financial Statements dated September 30, 2000 for the TIP Funds Turner B2B E-Commerce Fund are incorporated herein by reference to Form N-30D filed on December 5, 2000 [SEC Accession Number 0001082416-00-000161].

        (17)(d) Semi-Annual Unaudited Financial Statements dated March 31, 2001 for the TIP Funds Turner B2B E-Commerce Fund are incorporated herein by reference to the Form N-30D filed on June 1, 2001[SEC Accession Number 0001135428-01-500053].

Item 17. UNDERTAKINGS.

     The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     The Registrant undertakes to file, by post-effective amendment, the opinion of counsel as to certain tax matters, within a reasonable time after execution of such opinion.

                                   SIGNATURES

     As required by the Securities Act of 1933 this Registration Statement has been signed on behalf of the Registrant in the city of Oaks, Commonwealth of Pennsylvania on the 3rd day of July, 2001.

                                           TIP FUNDS
                                           Registrant


                                           By: /s/ Stephen J. Kneeley
                                              ------------------------------
                                              Stephen J. Kneeley
                                              President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacity on the dates indicated.


         *                     Trustee                        July 3, 2001
----------------------
Robert E. Turner

         *                     Trustee                        July 3, 2001
----------------------
Michael E. Jones

         *                     Trustee                        July 3, 2001
----------------------
Janet F. Sansone

         *                     Trustee                        July 3, 2001
----------------------
Alfred C. Salvato

         *                     Trustee                        July 3, 2001
----------------------
John T. Wholihan

/s/ Stephen J. Kneeley         President and Chief            July 3, 2001
----------------------         Executive Officer
Stephen J. Kneeley

/s/ John Leven                 Controller and Chief           July 3, 2001
----------------------         Financial Officer
John Leven

By: /s/ Stephen J. Kneeley                                    July 3, 2001
    ----------------------
    Stephen J. Kneeley
    Attorney-in-Fact

                                  Exhibit Index

         (1)(a) Agreement and Declaration of Trust of the Registrant, dated January 26, 1996 is incorporated herein by reference to
                  Exhibit 1 of the Registrant's Registration Statement on Form N-1A as filed on February 1, 1996.

         (1)(b) Certificate of Amendment of Agreement and Declaration of Trust dated March 28, 1997, is incorporated herein by reference to
                  Exhibit 1(a) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A as filed on April 10, 1997.

         (2) By-Laws are incorporated herein by reference to Exhibit 2 of the Registrant's Registration Statement on Form N-1A as filed on February 1, 1996.

         (3)      Inapplicable.

         (4)      Form of Plan of Reorganization is filed herewith.

         (5)      Inapplicable.

         (6)(a) Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc., is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A as filed on January 28, 1997.

         (6)(b) Investment Advisory Agreement between the Registrant and Clover Capital Management, Inc., is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A as filed on October 15, 1997.

         (6)(c) Investment Advisory Agreement between the Registrant and Penn Capital Management Company, Inc., is incorporated herein by reference to Exhibit d(3) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A as filed on November 17, 1998.

         (6)(d) Investment Advisory Agreement between Registrant and Turner Investment Partners, Inc., is incorporated herein by reference to Exhibit d(4) of Post-Effective Amendment No.

                  12 to the Registrant's Registration Statement on Form N-1A as filed on November 17, 1998.

         (6)(e) Investment Sub-Advisory Agreement between Turner Investment Partners, Inc., and Clover Capital Management, Inc., is
                  incorporated herein by reference to Exhibit d(5) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A as filed on November 17, 1998.

         (6)(f) Investment Sub-Advisory Agreement between Turner Investment Partners, Inc. and Penn Capital Management, Inc., is
                  incorporated herein by reference to Exhibit d(6) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A as filed on November 17, 1998.

         (6)(g) Investment Sub-Advisory Agreement between Turner Investment Partners, Inc. and Chartwell Investment Partners, is
                  incorporated herein by reference to Exhibit d(7) of Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A as filed on March 31, 1999.

         (6)(h) Amended Schedule to the Investment Advisory Agreement between the Registrant and Turner Investment Partners, is incorporated herein by reference to exhibit d(8) of Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A as filed on March 31, 1999.

         (7)(a) Distribution Agreement between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company), is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A as filed on January 28, 1997.

         (7)(b) Distribution Agreement between the Registrant and CCM Securities Inc., is incorporated herein by reference to
                  Exhibit 6(b) of the Registrant's Registration Statement on Form N-1A as filed on January 23, 1998.

         (8)      Inapplicable.

         (9) Custodian Agreement between the Registrant and CoreStates Bank, N.A., is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A as filed on January 28, 1997.

         (10)     Inapplicable.

         (11) Opinion and Consent of Morgan, Lewis & Bockius LLP that shares will be validly issued, fully paid and non-assessable is filed herewith.

         (12) Opinion and Consent of Morgan, Lewis & Bockius LLP as to tax matters and consequences is filed herewith.

         (13)(a) Administration Agreement between the Registrant and SEI Investments Management Corporation (formerly, SEI Financial Management Corporation), is incorporated herein by reference to Exhibit 9(a) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A as filed on January 28, 1997.

         (13)(b) Administration Agreement between the Registrant and SEI Investments Management Corporation (formerly, SEI Financial Management Corporation), is incorporated herein by reference to Exhibit 9(a) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A as filed on January 28, 1997.

         (13)(c) Transfer Agency Agreement between the Registrant and DST Systems, Inc. is incorporated herein by reference to Exhibit 9(b) of the Registrants Registration Statement on Form N-1A as filed on January 23, 1998.

         (13)(d) Amended Schedule to the Administration Agreement between the Registrant and SEI Investment Management Corporation (formerly SEI Financial Management Corporation), is incorporated herein by reference to Exhibit h(3) of Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A as filed on March 31, 1999.

         (14) Consent of Independent Auditors, Ernst & Young, is filed herewith.

         (15)     Inapplicable.

         (16)     Inapplicable.

         (17)(a) Prospectus for TIP Funds Turner B2B E-Commerce Fund dated January 31, 2001 as revised May 1, 2001 and July 3, 2001 is incorporated herein by reference to the TIP Funds 497(e) filed on June 1, 2001[SEC Accession Number 0001135428-01-500054] and
                  filed on July 3, 2001 [SEC Accession Number __________].

         (17)(b) Statement of Additional Information for TIP Funds Turner B2B E-Commerce Fund dated January 31, 2001 as revised and July 3, 2001 May 1, 2001 is incorporated herein by reference to the TIP Funds 497(e) filed on June 1, 2001[SEC Accession Number 0001135428-01-500054] and filed on July 3, 2001 [SEC Accession
                  Number __________].

         (17)(c) Audited Financial Statements dated September 30, 2000 for the TIP Funds Turner B2B E-Commerce Fund are incorporated herein by reference to Form N-30D filed on December 5, 2000 [SEC Accession Number 0001082416-00-000161].

         (17)(d) Semi-Annual Unaudited Financial Statements dated March 31, 2001 for the TIP Funds Turner B2B E-Commerce Fund are incorporated herein by reference to the Form N-30D filed on June 1, 2001[SEC Accession Number 0001135428-01-500053].